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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 29, 2004
--------------------------------------------------------------------------------
                Date of report (Date of earliest event reported)

                           SMITHWAY MOTOR XPRESS CORP.
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             (Exact Name of Registrant as Specified in its Charter)

         NEVADA                      000-20793                   42-1433844
------------------------     ------------------------      --------------------
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                            Identification No.)

        2031 QUAIL AVENUE,
          FORT DODGE, IOWA                                        50501
----------------------------------------                   --------------------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (515) 576-7418
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              (Registrant's Telephone Number, Including Area Code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

         On October 29, 2004, Smithway Motor Xpress Corp. (the "Company") reported its financial results for its second fiscal quarter ended September 30, 2004. See the Company's press release dated September 30, 2004, which is furnished as Exhibit 99 hereto. In the press release, the Company provides net earnings for the nine months ended September 30, 2004 and the related per share amount excluding the effects of tax-free life insurance proceeds. The measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from operational income and per share measures used by other companies. We believe that the presentation of net earnings and the related per share amount excluding the one-time effect of our receipt of life insurance proceeds provides useful information to investors regarding business trends relating to our financial condition and results of ongoing operations.

Item 9.01. Financial Statements and Exhibits.

         (c)      Exhibit.

         99       Press Release dated October 29, 2004





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SMITHWAY MOTOR XPRESS CORP.


Date: October 29, 2004                    /s/ Douglas C. Sandvig
                                          -------------------------------------
                                          Douglas C. Sandvig
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer





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                                  EXHIBIT INDEX

No.             Description                                                Manner of Filing
---             -----------                                                ----------------
99              Press Release dated October 29, 2004...................    Filed Electronically